Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-822-1400

PRESS RELEASE

Shore Bancshares Reports First Quarter 2010 Financial Results

Easton, Maryland (04/27/2010) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $1.6 million or $(0.19) per diluted common share for the first quarter of 2010, compared to net income of $1.2 million or $0.14 per diluted common share for the fourth quarter of 2009, and net income of $1.9 million or $0.22 per diluted common share for the first quarter of 2009.  The first quarter of 2010 included a provision for credit losses of $7.6 million, which was $3.9 million and $5.7 million higher than the comparable amounts for the fourth and first quarters of 2009, respectively.

“This was a disappointing quarter for us. But in many ways we are not immune to the impact of these tough times as we are working our way through the most difficult and prolonged economic downturn and credit cycle any of us have ever experienced in our long local banking careers. The reality of this operating environment is that after several quarters of persistent and unprecedented conditions affecting our longtime borrowers,  some of them are beginning to succumb to the pressure, which has elevated our credit costs and our levels of nonperforming loans,” said  W. Moorhead Vermilye, President and Chief Executive Officer. “Thus, we substantially increased the Provision for Credit Losses, which was necessary to cover loan losses identified during the first quarter of 2010.  This higher provision totaling $7.6 million principally includes one large real estate development loan loss of $3.4 million, in addition to the ongoing quarterly provisions that were necessary to cover smaller loan losses that are occurring as a result of the continued troublesome real estate market.”

“We continue to believe the market dynamics and long-term economic prospects within our footprint across the Delmarva Peninsula are unique and significantly above the national averages, as evidenced by the fact that it has taken more time for the impact of this unprecedented economic downturn to finally show up in certain components of our company’s loan portfolio locally. As this cycle continues to persist, we do feel we have the talent, patience, diligence and local know-how to manage our way through these problems, to achieve satisfactory resolution and disposal of troubled assets and then to emerge on the other side as the continuing dominant independent banking company here in these great markets.”

“On a favorable note, we continued to maintain a good grip on non-interest expenses and effectively manage our cost of funds, which led to a respectable net interest margin for the quarter of 3.95%, an increase of 5 basis points when compared to the fourth quarter of 2009. In this environment, where it is very tough to originate high-quality credits, loan volume was down. All community banks are facing similar challenges with respect to generating quality earning assets, as businesses are deferring growth plans and conserving cash and consumers remain extremely cautious,” said Vermilye.

The Company’s return on average assets for the quarter ended March 31, 2010 was (0.55)%, compared to 0.41% and 0.72% for the quarters ended December 31, 2009 and March 31, 2009, respectively.  The return on average stockholders’ equity was (4.95)% for the first quarter of 2010, compared to 3.75% for the fourth quarter of 2009 and 5.05% for the first quarter of 2009.

Total assets were $1.146 billion at March 31, 2010, compared to $1.157 billion at the end of 2009, a decrease of less than one percent.  Total loans were $905.2 million, a decrease of 1.2%, and total deposits were $990.8 million, relatively unchanged, when compared to December 31, 2009.  Total stockholders’ equity decreased 2.1% from the end of 2009.

Review of Quarterly Financial Results

Net interest income for the first quarter of 2010 was $10.4 million, a decrease of 3.8% from the fourth quarter of 2009 but an increase of 3.4% from the same period last year.  A decline in average earning assets was primarily the reason for the decrease in net interest income when compared to the fourth quarter of 2009.  The increase in net interest income when compared to the first quarter of 2009 was primarily due to higher average balances of earning assets and lower rates paid on interest bearing liabilities offsetting the decline in yields on earning assets. The Company’s net interest margin was 3.95% for the first quarter of 2010, an increase of 5 basis points when compared to the fourth quarter of 2009 but a decrease of 14 basis points when compared to the first quarter of 2009.

As previously mentioned, the provision for credit losses was $7.6 million for the three months ended March 31, 2010. The comparable amounts were $3.7 million and $1.9 million for the three months ended December 31, 2009 and March 31, 2009, respectively.  The allowance for credit losses to period-end loans increased to 1.41% at March 31, 2010, compared to 1.19% at December 31, 2009 and 1.18% at March 31, 2009.  Management believes that the provision for credit losses and the resulting allowance were adequate at March 31, 2010.

The continued large level of provision expense was primarily in response to the overall increase in nonperforming assets and loan charge-offs, as well as to overall economic conditions.  Net charge-offs were $5.7 million for the first quarter of 2010, $3.5 million for the fourth quarter of 2009 and $546 thousand for the first quarter of 2009.  Annualized net charge-offs to average loans was 2.54% for the first quarter of 2010, 1.51% for the fourth quarter of 2009 and 0.25% for the first quarter of 2009.       Nonperforming assets to total assets was 2.87% at March 31, 2010.  The comparable nonperforming asset ratio was 1.63% at December 31, 2009 and 0.85% at March 31, 2009.

Total noninterest income for the first quarter of 2010 increased $757 thousand when compared to the fourth quarter of 2009 but declined $468 thousand when compared to the first quarter of 2009. The increase when compared to the fourth quarter of 2009 was primarily a result of an increase in insurance agency commissions and contingency payments of $730 thousand.  Contingency payments are typically received in the first quarter of each year and are based on the prior year’s performance.  The decline in noninterest income during the first quarter of 2010 when compared to the first quarter of 2009 was primarily due to a decline in insurance agency commissions of $446 thousand.

Total noninterest expense for the first quarter of 2010 increased $946 thousand when compared to the fourth quarter of 2009 mainly due to lower expenses accrued for bonus and profit sharing plans and lower expenses related to collection and other real estate owned activities during the fourth quarter of 2009. When compared to the first quarter of 2009, total noninterest expense for the first quarter of 2010 increased $438 thousand primarily due to higher expenses related to collection and other real estate owned activities and higher FDIC insurance premiums.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of three banks, The Talbot Bank of Easton, Maryland, CNB, and The Felton Bank; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; a registered investment adviser firm, Wye Financial Services, LLC; and a mortgage broker subsidiary, Wye Mortgage Group, LLC.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, President and CEO, 410-822-1400

Shore Bancshares, Inc.				Page 4 of 8
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2010		2009	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,395		$10,058	3.4%
Provision for credit losses	7,617		1,935	293.6
Noninterest income	4,882		5,350	(8.7)
Noninterest expense	10,321		9,883	4.4
(Loss) income before income taxes	(2,661)		3,590	(174.1)
Income tax (benefit) expense	(1,099)		1,377	(179.8)
Net (loss) income	(1,562)		2,213	(170.6)
Preferred stock dividends and discount accretion	-		337	(100.0)
Net (loss) income available to common shareholders	$(1,562)		$1,876	(183.3)

Return on average assets (1)	(0.55	) %	0.72%	(176.4	) %
Return on average equity (1)	(4.95)		5.05	(198.0)
Net interest margin	3.95		4.09	(3.4)
Efficiency ratio - GAAP based	67.56		64.14	5.3

PER SHARE DATA
Basic net (loss) income per share	$(0.19)		$0.26	(173.1	) %
Basic net (loss) income per common share	(0.19)		0.22	(186.4)
Diluted net (loss) income per share	(0.19)		0.26	(173.1)
Diluted net (loss) income per common share	(0.19)		0.22	(186.4)
Dividends paid per common share	0.06		0.16	(62.5)
Book value per common share at period end	14.82		15.38	(3.6)
Tangible book value per common share at period end	12.30		12.79	(3.8)
Market value at period end	14.25		16.75	(14.9)
Market range:
High	14.75		24.43	(39.6)
Low	10.21		11.00	(7.2)

AT PERIOD END
Loans	$905,194		$908,118	(0.3	) %
Securities	112,929		75,804	49.0
Assets	1,146,334		1,075,934	6.5
Deposits	990,750		873,089	13.5
Stockholders' equity	125,108		152,781	(18.1)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.18%		14.23%
Annualized net charge-offs to average loans	2.54		0.25
Allowance for credit losses to period-end loans	1.41		1.18
Nonperforming assets to total loans+other real estate owned	3.62		1.00
Nonperforming assets to total assets	2.87		0.85
Nonperforming assets+Loans 90 days past due
and still accruing to total loans+other real estate owned	3.93		1.87
Nonperforming assets+Loans 90 days past due
and still accruing to total assets	3.11		1.58

(1) Calculation uses net (loss) income available to common shareholders.

Shore Bancshares, Inc.						Page 5 of 8
Consolidated Balance Sheets
(In thousands, except share data)

	March 31, 2010	Dec. 31, 2009	March 31, 2009	March 31, 2010 compared to Dec. 31, 2009		March 31, 2010 compared to March 31, 2009
ASSETS
Cash and due from banks	$14,351	$14,411	$17,765	(0.4	) %	(19.2	) %
Interest-bearing deposits with other banks	11,648	598	6,838	1,847.8		70.3
Federal funds sold	46,121	60,637	24,496	(23.9)		88.3
Investments available-for-sale (at fair value)	104,109	97,595	66,988	6.7		55.4
Investments held-to-maturity	8,820	8,940	8,816	(1.3)		-

Loans	905,194	916,557	908,118	(1.2)		(0.3)
Less: allowance for credit losses	(12,791)	(10,876)	(10,709)	17.6		19.4
Loans, net	892,403	905,681	897,409	(1.5)		(0.6)

Premises and equipment, net	14,682	14,307	13,941	2.6		5.3
Accrued interest receivable	4,780	4,804	4,672	(0.5)		2.3
Goodwill	15,954	15,954	15,954	-		-
Other intangible assets, net	5,277	5,406	5,792	(2.4)		(8.9)
Other real estate and other assets owned, net	2,403	2,572	1,463	(6.6)		64.3
Other assets	25,786	25,611	11,800	0.7		118.5

Total assets	$1,146,334	$1,156,516	$1,075,934	(0.9)		6.5

LIABILITIES
Noninterest-bearing deposits	$119,271	$122,492	$108,017	(2.6)		10.4
Interest-bearing deposits	871,479	868,445	765,072	0.3		13.9
Total deposits	990,750	990,937	873,089	-		13.5

Short-term borrowings	14,001	20,404	31,057	(31.4)		(54.9)
Long-term debt	1,429	1,429	7,947	-		(82.0)
Accrued interest payable and other liabilities	15,046	15,936	11,060	(5.6)		36.0
Total liabilities	1,021,226	1,028,706	923,153	(0.7)		10.6

STOCKHOLDERS' EQUITY
Preferred stock, par value $0.01; authorized
25,000 shares	-	-	23,514	-		(100.0)
Common stock, par value $0.01; authorized
35,000,000 shares	84	84	84	-		-
Warrant	1,543	1,543	1,543	-		-
Additional paid in capital	29,988	29,872	29,790	0.4		0.7
Retained earnings	94,083	96,151	96,827	(2.2)		(2.8)
Accumulated other comprehensive (loss) income	(590)	160	1,023	(468.8)		(157.7)
Total stockholders' equity	125,108	127,810	152,781	(2.1)		(18.1)

Total liabilities and stockholders' equity	$1,146,334	$1,156,516	$1,075,934	(0.9)		6.5

Period-end preferred shares outstanding	-	-	25,000	-		(100.0)
Discount on preferred stock	$-	$-	$1,486	-		(100.0)

Period-end common shares outstanding	8,443,436	8,418,963	8,404,709	0.3		0.5
Book value per common share	$14.82	$15.18	$15.38	(2.4)		(3.6)

Shore Bancshares, Inc.			Page 6 of 8
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2010	2009	% Change
INTEREST INCOME
Interest and fees on loans	$12,874	$13,617	(5.5	) %
Interest and dividends on investment securities:
Taxable	882	756	16.7
Tax-exempt	59	85	(30.6)
Interest on federal funds sold	12	7	71.4
Interest on deposits with other banks	1	1	-
Total interest income	13,828	14,466	(4.4)

INTEREST EXPENSE
Interest on deposits	3,385	4,285	(21.0)
Interest on short-term borrowings	32	49	(34.7)
Interest on long-term debt	16	74	(78.4)
Total interest expense	3,433	4,408	(22.1)

NET INTEREST INCOME	10,395	10,058	3.4
Provision for credit losses	7,617	1,935	293.6

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	2,778	8,123	(65.8)

NONINTEREST INCOME
Service charges on deposit accounts	786	809	(2.8)
Investment securities gains (losses)	-	49	(100.0)
Insurance agency commissions	2,889	3,335	(13.4)
Other noninterest income	1,207	1,157	4.3
Total noninterest income	4,882	5,350	(8.7)

NONINTEREST EXPENSE
Salaries and employee benefits	5,771	5,920	(2.5)
Occupancy expense	622	549	13.3
Furniture and equipment expense	300	314	(4.5)
Data processing	631	610	3.4
Directors' fees	121	168	(28.0)
Amortization of intangible assets	129	129	-
Other noninterest expenses	2,747	2,193	25.3
Total noninterest expense	10,321	9,883	4.4

(Loss) income before income taxes	(2,661)	3,590	(174.1)
Income tax (benefit) expense	(1,099)	1,377	(179.8)

NET (LOSS) INCOME	(1,562)	2,213	(170.6)
Preferred stock dividends and discount accretion	-	337	(100.0)
Net (loss) income available to common shareholders	$(1,562)	$1,876	(183.3)

Weighted average shares outstanding - basic	8,436	8,405	0.4
Weighted average shares outstanding - diluted	8,436	8,408	0.3

Basic net (loss) income per share	$(0.19)	$0.26	(173.1)
Basic net (loss) income per common share	(0.19)	0.22	(186.4)
Diluted net (loss) income per share	(0.19)	0.26	(173.1)
Diluted net (loss) income per common share	(0.19)	0.22	(186.4)
Dividends paid per common share	0.06	0.16	(62.5)

Shore Bancshares, Inc.									Page 7 of 8
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter 2010 (1Q 10)		4th quarter 2009 (4Q 09)	3rd quarter 2009 (3Q 09)	2nd quarter 2009 (2Q 09)	1st quarter 2009 (1Q 09)	1Q 10 compared to 4Q 09		1Q 10 compared to 1Q 09
PROFITABILITY FOR THE PERIOD
Net interest income	$10,395		$10,806	$10,428	$10,086	$10,058	(3.8	) %	3.4%
Provision for credit losses	7,617		3,668	1,702	1,681	1,935	107.7		293.6
Noninterest income	4,882		4,125	4,719	5,347	5,350	18.4		(8.7)
Noninterest expense	10,321		9,375	10,297	10,693	9,883	10.1		4.4
(Loss) income before income taxes	(2,661)		1,888	3,148	3,059	3,590	(240.9)		(174.1)
Income tax (benefit) expense	(1,099)		672	1,197	1,166	1,377	(263.5)		(179.8)
Net (loss) income	(1,562)		1,216	1,951	1,893	2,213	(228.5)		(170.6)
Preferred stock dividends and discount accretion	-		-	-	1,539	337	-		(100.0)
Net (loss) income available to common shareholders	$(1,562)		$1,216	$1,951	$354	$1,876	(228.5)		(183.3)

Return on average assets (1)	(0.55	) %	0.41%	0.66%	0.13%	0.72%	(234.1	) %	(176.4	) %
Return on average equity (1)	(4.95)		3.75	6.03	1.07	5.05	(232.0)		(198.0)
Net interest margin	3.95		3.90	3.79	3.85	4.09	1.3		(3.4)
Efficiency ratio - GAAP based	67.56		62.79	67.98	69.29	64.14	7.6		5.3

PER SHARE DATA
Basic net (loss) income per share	$(0.19)		$0.14	$0.23	$0.23	$0.26	(235.7	) %	(173.1	) %
Basic net (loss) income per common share	(0.19)		0.14	0.23	0.04	0.22	(235.7)		(186.4)
Diluted net (loss) income per share	(0.19)		0.14	0.23	0.22	0.26	(235.7)		(173.1)
Diluted net (loss) income per common share	(0.19)		0.14	0.23	0.04	0.22	(235.7)		(186.4)
Dividends paid per common share	0.06		0.16	0.16	0.16	0.16	(62.5)		(62.5)
Book value per common share at period end	14.82		15.18	15.23	15.19	15.38	(2.4)		(3.6)
Tangible book value per common share at period end	12.30		12.64	12.68	12.62	12.79	(2.7)		(3.8)
Market value at period end	14.25		14.50	16.73	17.94	16.75	(1.7)		(14.9)
Market range:
High	14.75		17.71	20.72	21.46	24.43	(16.7)		(39.6)
Low	10.21		13.52	16.64	15.18	11.00	(24.5)		(7.2)

AT PERIOD END
Loans	$905,194		$916,557	$918,601	$919,088	$908,118	(1.2	) %	(0.3	) %
Securities	112,929		106,535	100,772	86,123	75,804	6.0		49.0
Assets	1,146,334		1,156,516	1,157,685	1,158,212	1,075,934	(0.9)		6.5
Deposits	990,750		990,937	992,196	981,334	873,089	-		13.5
Stockholders' equity	125,108		127,810	128,219	127,876	152,781	(2.1)		(18.1)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.18%		11.01%	11.01%	11.84%	14.23%
Annualized net charge-offs to average loans	2.54		1.51	0.76	0.71	0.25
Allowance for credit losses to period-end loans	1.41		1.19	1.17	1.17	1.18
Nonperforming assets to total loans+other real estate owned	3.62		2.05	1.90	1.73	1.00
Nonperforming assets to total assets	2.87		1.63	1.51	1.37	0.85
Nonperforming assets+Loans 90 days past due
and still accruing to total loans+other real estate owned	3.93		2.86	2.89	2.60	1.87
Nonperforming assets+Loans 90 days past due
and still accruing to total assets	3.11		2.27	2.30	2.07	1.58

(1) Calculation uses net (loss) income available to common shareholders.

Shore Bancshares, Inc.								Page 8 of 8
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						1Q 10		1Q 10
						compared to		compared to
	1Q 10	4Q 09	3Q 09	2Q 09	1Q 09	4Q 09		1Q 09
INTEREST INCOME
Interest and fees on loans	$12,874	$13,837	$14,001	$13,754	$13,617	(7.0	) %	(5.5	) %
Interest and dividends on investment securities:
Taxable	882	860	800	768	756	2.6		16.7
Tax-exempt	59	60	77	79	85	(1.7)		(30.6)
Interest on federal funds sold	12	23	31	23	7	(47.8)		71.4
Interest on deposits with other banks	1	-	4	6	1	-		-
Total interest income	13,828	14,780	14,913	14,630	14,466	(6.4)		(4.4)

INTEREST EXPENSE
Interest on deposits	3,385	3,924	4,368	4,441	4,285	(13.7)		(21.0)
Interest on short-term borrowings	32	31	19	28	49	3.2		(34.7)
Interest on long-term debt	16	19	98	75	74	(15.8)		(78.4)
Total interest expense	3,433	3,974	4,485	4,544	4,408	(13.6)		(22.1)

NET INTEREST INCOME	10,395	10,806	10,428	10,086	10,058	(3.8)		3.4
Provision for credit losses	7,617	3,668	1,702	1,681	1,935	107.7		293.6

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	2,778	7,138	8,726	8,405	8,123	(61.1)		(65.8)

NONINTEREST INCOME
Service charges on deposit accounts	786	866	861	888	809	(9.2)		(2.8)
Investment securities gains (losses)	-	-	-	-	49	-		(100.0)
Insurance agency commissions	2,889	2,159	2,744	2,893	3,335	33.8		(13.4)
Other noninterest income	1,207	1,100	1,114	1,566	1,157	9.7		4.3
Total noninterest income	4,882	4,125	4,719	5,347	5,350	18.4		(8.7)

NONINTEREST EXPENSE
Salaries and employee benefits	5,771	5,264	5,976	5,959	5,920	9.6		(2.5)
Occupancy expense	622	572	616	587	549	8.7		13.3
Furniture and equipment expense	300	268	299	302	314	11.9		(4.5)
Data processing	631	598	675	580	610	5.5		3.4
Directors' fees	121	84	109	117	168	44.0		(28.0)
Amortization of intangible assets	129	129	128	129	129	-		-
Other noninterest expenses	2,747	2,460	2,494	3,019	2,193	11.7		25.3
Total noninterest expense	10,321	9,375	10,297	10,693	9,883	10.1		4.4

(Loss) income before income taxes	(2,661)	1,888	3,148	3,059	3,590	(240.9)		(174.1)
Income tax (benefit) expense	(1,099)	672	1,197	1,166	1,377	(263.5)		(179.8)

NET (LOSS) INCOME	(1,562)	1,216	1,951	1,893	2,213	(228.5)		(170.6)
Preferred stock dividends and discount accretion	-	-	-	1,539	337	-		(100.0)
Net (loss) income available to common shareholders	$(1,562)	$1,216	$1,951	$354	$1,876	(228.5)		(183.3)

Weighted average shares outstanding - basic	8,436	8,419	8,419	8,413	8,405	0.2		0.4
Weighted average shares outstanding - diluted	8,436	8,421	8,423	8,417	8,408	0.2		0.3

Basic net (loss) income per share	$(0.19)	$0.14	$0.23	$0.23	$0.26	(235.7)		(173.1)
Basic net (loss) income per common share	(0.19)	0.14	0.23	0.04	0.22	(235.7)		(186.4)
Diluted net (loss) income per share	(0.19)	0.14	0.23	0.22	0.26	(235.7)		(173.1)
Diluted net (loss) income per common share	(0.19)	0.14	0.23	0.04	0.22	(235.7)		(186.4)
Dividends paid per common share	0.06	0.16	0.16	0.16	0.16	(62.5)		(62.5)